Revenue recognition	12 Months Ended
Dec. 31, 2021
Contract liabilities [abstract]
Revenue recognition	Revenue recognition
Revenue from contracts with customers
(i)Disaggregated revenue
The Group discloses revenue by reportable segment and geographic area in Note 6.
(ii)Performance obligations
The Group discloses its policies for how it identifies, satisfies, and recognizes its performance obligations associated with its contracts with customers in Note 2.
(iii)Contract liabilities
The Group’s contract liabilities from contracts with customers consist primarily of deferred revenue. Deferred revenue is mainly comprised of subscription fees collected for services not yet performed, and therefore, the revenue has not been recognized. Revenue is recognized over time as the services are performed. As of December 31, 2021 and 2020, the Group had deferred revenue of €458 million and €380 million, respectively. The increase in deferred revenue in 2021 is primarily a result of an increase in the number of Premium Subscribers. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period up to a year.
Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2021, 2020, and 2019 is €372 million, €301 million, and €248 million, respectively.